EXHIBIT 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Embraer –Empresa Brasileira de Aeronáutica S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio Luiz Pizarro Manso, Executive Vice-President Corporate and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 30, 2005	By:	/s/ ANTONIO LUIZ PIZARRO MANSO

	Name:	Antonio Luiz Pizarro Manso
	Title:	Executive Vice-President Corporate and Chief Financial Officer